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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   DECEMBER 22, 2004

                                 PULITZER INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-9329                      43-1819711
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                         63101
    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (314) 340-8000



         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 22, 2004, the Company established a program (the "program") pursuant to which the following incentive opportunities are to be offered to the executive officers named below in the event the Company's exploration of strategic alternatives to enhance shareholder value leads to a change in control of the Company (a "transaction"):

         o Upon consummation of a transaction, each executive officer named below who is then still employed by the Company will receive a transaction participation bonus, in the amount specified below, in recognition of his or her efforts up to the date of the transaction; and

         o Each executive officer named below who continues to be employed by the Company (or its successor) for at least three months after the transaction (or whose employment is terminated before such time by the Company "without cause" or by the executive officer for "good reason") will receive a retention bonus, in the amount specified below.


     -------------------------- --------------------------- ---------------------------- ------------------
                                Transaction Participation
               Name                       Bonus                   Retention Bonus              Total
     -------------------------- --------------------------- ---------------------------- ------------------
     Terrance C.Z. Egger                 270,000                      648,657                 918,657
     -------------------------- --------------------------- ---------------------------- ------------------
     Jon H. Holt                          76,000                      159,533                 235,533
     -------------------------- --------------------------- ---------------------------- ------------------
     Matthew G. Kraner                   213,000                      440,270                 653,270
     -------------------------- --------------------------- ---------------------------- ------------------
     James V. Maloney                     95,000                      159,987                 254,987
     -------------------------- --------------------------- ---------------------------- ------------------
     Jan Pallares                        101,000                      159,848                 260,848
     -------------------------- --------------------------- ---------------------------- ------------------
     Alan G. Silverglat                  267,000                      644,418                 911,418
     -------------------------- --------------------------- ---------------------------- ------------------
     Robert C. Woodworth                 420,450                      375,143                 795,593
     -------------------------- --------------------------- ---------------------------- ------------------
     Total                              $1,442,450                  $2,587,856              $4,030,306
     -------------------------- --------------------------- ---------------------------- ------------------

The foregoing incentive opportunities are in addition to any rights or entitlements under, and subject to the limitations provided by, the executive transition agreements previously made with the executive officers under the Company's executive transition plan.

The program provides similar incentive opportunities for certain members of management who are not executive officers of the Company. The maximum aggregate amount of transaction participation bonuses and retention bonuses payable to such persons would not exceed $6.2 million. In addition, limited severance protections have been provided to certain members of management who are not executive officers of the Company.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2004, the Company terminated the Company's Deferred Compensation Plan effective as of December 28, 2004 and, in connection therewith, authorized and directed that the full amount of each plan participant's account balance be distributed to such participant by or before December 31, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PULITZER INC.


Date: December 29, 2004                   By:   /s/  Alan G. Silverglat
                                             ----------------------------------
                                             Alan G. Silverglat
                                             Senior Vice President-Finance